Exhibit 21.1
SUBSIDIARIES OF THE REGISTRANT

State or Country of
Name	Incorporation

Ackerman International Holland B.V.	Netherlands
Advanced Production & Loading Inc.	Delaware
Advanced Production & Loading PLC	Cyprus
Advanced Production & Loading Pte Ltd	Singapore
Advanced Wirecloth, Inc.	Louisiana
AG Holding UK Unlimited	United Kingdom
Amclyde UK Limited	United Kingdom
Andergauge Limited	United Kingdom
Andergauge Redback, LLC	Texas
Andergauge USA, Inc.	Texas
Anderson Group Limited	United Kingdom
ANS (1002) Limited	United Kingdom
Anson Limited	United Kingdom
Anson Nederland B.V.	Netherlands
Anson Oilfield Equipment PTE Limited	Singapore
APL (UK) Limited	United Kingdom
APL do Brasil Ltda	Brazil
APL Management Pte Ltd	Singapore
APL Norway AS	Norway
APL Technology AS	Norway
ASEP Automation Products BV	Netherlands
ASEP Coiled Tubing & Pumping BV	Netherlands
ASEP Far East Pte Ltd.	Singapore
ASEP Group Holding BV	Netherlands
ASEP Holding BV	Netherlands
ASEP Mexico SRL	Mexico
ASEP Middle East FZE	United Arab Emirates
ASEP Otomotiv Sanayi Ticaret Ltd.	Turkey
ASEP UK Ltd.	United Kingdom
Big Red Tubulars Limited	British Virgin Islands
Black Max Argentina S.A.	Argentina
Bowen Downhole LLC	Delaware
Bowen Downhole, Inc.	Delaware
Brandt Energy Environmental, L.P.	Texas
Brandt Interests, Inc.	Delaware
Brandt Norge	Norway
Brandt Oilfield Services (M) Sdn. Bhd.	Malaysia
BW Offshore France SAS	France
C.M.A. Canavera S.r.l.	Italy
Camco Drilling Group Limited	United Kingdom
Chargewood Limited	United Kingdom
CJSC Novmash	Belarus
Coil Services (North Sea) Limited	United Kingdom
Coil Services ME LLC	United Arab Emirates
Cooperatie Intelliserv Holding U.A.	Netherlands
Cooperatie NOV NL U.A.	Netherlands
Corlac Equipment Corp	Barbados
CTES Limited	United Kingdom
Dalsin Limited	United Kingdom
Dancing Star BVI	China
Defiant Weighing Ltd.	United Kingdom
Diamond Products International Venezolana, C.A.	Venezuela

State or Country of
Name	Incorporation

Dreco Canada L.P.	Alberta
Dreco Cayman L.P.	Cayman Islands
Dreco DHT Holding BV	Netherlands
Dreco DHT, Inc.	Delaware
Dreco Eastern Europe ULC	Alberta
Dreco Energy Holding BV	Netherlands
Dreco Energy NL Cooperatief U.A.	Netherlands
Dreco Energy Services ULC	Alberta
Dreco Europe Limited	United Kingdom
Dreco Holding ULC	Alberta
Dreco International Finance (Barbados) Ltd.	Barbados
Dreco International Holdings ULC	Alberta
Dreco Limited	United Kingdom
Dreco LLC	Delaware
Dupre International Nigeria	Nigeria
Elmar Casing Limited	United Kingdom
Elmar Engineering Limited	United Kingdom
Elmar Far East Pty Ltd	Australia
Elmar Rental Limited	United Kingdom
Elmar Screens Limited	United Kingdom
Elmar Services Limited	United Kingdom
Elmar Services Pty Ltd	Australia
Enaco Mudcat Systems Limited	United Kingdom
Enaco PLC	United Kingdom
Enerpro de Mexico, S.A. de C.V.	Mexico
Environmental Procedures (U.K.) Limited	United Kingdom
Environmental Procedures LLC	Delaware
Fiber Glass System (Suzhou) Co. Ltd.	China
Fiber Glass Systems (Harbin) Co., Ltd.	China
Fiber Glass Systems Holdings, LLC	Delaware
Fiber Glass Systems, L.P.	Texas
Gauthier Brothers Rentals, Inc.	Louisiana
GP USA Holding, LLC	Delaware
GPEX, L.P.	Texas
Grant Prideco (Jiangsu) Drilling Products Co., Ltd	China
Grant Prideco (Singapore) Pte Ltd	Singapore
Grant Prideco AB TCA Holding LLC	Delaware
Grant Prideco Asia (Singapore) Pte Ltd	Singapore
Grant Prideco Canada ULC	Alberta
Grant Prideco de Venezulea, S.A.	Venezuela
Grant Prideco European Holding, LLC	Delaware
Grant Prideco Finance, LLC	Delaware
Grant Prideco Holding, LLC	Delaware
Grant Prideco III C. V.	Netherlands
Grant Prideco Jersey Limited	Jersey Islands
Grant Prideco Limited	United Kingdom
Grant Prideco Mauritius Limited	Mauritius
Grant Prideco Netherlands B.V.	Netherlands
Grant Prideco PC Composites Holdings, LLC	Delaware
Grant Prideco USA, LLC	Delaware
Grant Prideco, Inc.	Delaware
Grant Prideco, L.P.	Delaware

State or Country of
Name	Incorporation

Grant Prideco, S.A. de C.V.	Mexico
GROUP KZ LLP	Kazakhstan
Hebei Huayouyiji Tuboscope Coating Co., Ltd.	China
HITEC AS	Norway
HITEC Dreco Limited	United Kingdom
Hitec Drilling and Marine Systems, Ltd.	United Kingdom
Hydra Rig UK Limited	United Kingdom
Hydralift Amclyde, Inc.	Delaware
Hydralift AS	Norway
Hydralift France SAS	France
Hydralift Holding UK Ltd.	United Kingdom
Hydralift Singapore Pte. Ltd.	Singapore
Hydralift UK Limited	United Kingdom
Hydra-Rig, Inc.	Delaware
Inflo Control Systems Ltd.	United Kingdom
Inmobiliaria Industrial de Veracruz, S.A. de C.V.	Mexico
Inspecciones y Pruebas No Destructivs, S.A. de C.V.	Mexico
Intellipipe, Inc.	Delaware
Intelliserv GP Holdings LLC	Delaware
Intelliserv International Holding, Ltd	Cayman Islands
Intelliserv Mexico, S. de R.L. de C.V.	Mexico
IntelliServ Norway AS	Norway
Intelliserv, Inc.	Delaware
Intelliserv, LLC	Delaware
Istok Business Services LLC	Russian Federation
Jiangyin Tuboscope Tubular Development Co., Ltd	China
JV FIDMASH	Belarus
Lanzhou LS-National Oilwell Petroleum Engineering Co. Ltd.	China
Linalog Limited	United Kingdom
LLTT, Ltd.	Trinidad and Tobago
LSI Asia Pacific Pte. Ltd.	Singapore
Mono Group	United Kingdom
Mono Group Pension Trustees Limited	United Kingdom
Mono Pumps (Australia) Proprietary Limited	Australia
Mono Pumps (Manufacturing) Limited	United Kingdom
Mono Pumps Ltd.	United Kingdom
Mono Pumps New Zealand Company	New Zealand
Monoflo NOV S.A.I.C.	Argentina
Morinoak International Limited	United Kingdom
Mud Recovery Systems Limited	United Kingdom
Mud Rentals Limited	United Kingdom
National Oilwell (U.K.) Limited	United Kingdom
National Oilwell Algerie	Algeria
National Oilwell Canada ULC	Alberta
National Oilwell de Mexico S.A. de C.V.	Mexico
National Oilwell de Venezuela, C.A.	Venezuela
National Oilwell DHT, LP	Delaware
National Oilwell Middle East	Nova Scotia
National Oilwell Nova Scotia Company	Nova Scotia
National Oilwell Ontario, LLC	Delaware
National Oilwell Poland S.p.z.o.o.	Poland
National Oilwell Services de Mexico, S.A. de C.V.	Mexico

State or Country of
Name	Incorporation

National Oilwell Sogne AS	Norway
National Oilwell Varco (Thailand) Ltd.	Thailand
National Oilwell Varco Bahrain WLL	Bahrain
National Oilwell Varco de Argentina S.A.	Argentina
National Oilwell Varco de Colombia	Colombia
National Oilwell Varco do Brasil LTDA	Brazil
National Oilwell Varco Eurasia LLC	Russian Federation
National Oilwell Varco Hjelset AS	Norway
National Oilwell Varco Korea Co., Ltd.	South Korea, Republic of
National Oilwell Varco Norway AS	Norway
National Oilwell Varco Peru S.A.	Peru
National Oilwell Varco Petroleum Equipment (Shanghai) Co., Ltd.	China
National Oilwell Varco Pte Ltd.	Singapore
National Oilwell Varco Rig Equipment Trading (Shanghai) Co., Ltd.	China
National Oilwell Varco Sdn Bhd	Brunei Darussalam
National Oilwell Varco Solutions S.A. de C.V.	Mexico
National Oilwell Varco UK Limited	United Kingdom
National Oilwell Varco, Inc.	Delaware
National Oilwell Varco, L.P.	Delaware
National Oilwell-Netherlands B.V.	Netherlands
National-Oilwell Pte. Ltd.	Singapore
National-Oilwell Pty. Ltd.	Australia
Natoil LLC	Delaware
Natoil, Inc.	Delaware
Negretti Automation Ltd.	United Kingdom
NOCL Holding BV	Netherlands
NorthStar Drilling Services Ltd.	Turkey
NOV (Caymans), Ltd.	Cayman Islands
NOV (Malaysia) Sdn. Bhd.	Malaysia
NOV ASEP Elmar (Middle East) Limited	United Kingdom
NOV ASEP Elmar NL B.V.	Netherlands
NOV ASEP Elmar Pte Ltd	Singapore
NOV Brandt Europe France	France
NOV Brandt Oilfield Services Middle East LLC	United Arab Emirates
NOV DH de Mexico S.A. de C.V.	Mexico
NOV DHT Canada Holding ULC	Alberta
NOV Distribution Eurasia LLC	Russian Federation
NOV Downhole Thailand, LLC	Delaware
NOV Downhole Argentina, LLC	Delaware
NOV Downhole Bolivia S.R.L.	Bolivia
NOV Downhole Colombia, LLC	Delaware
NOV Downhole Comercializaco de Equipamentos para Petroleo Ltda.	Brazil
NOV Downhole Congo, LLC	Delaware
NOV Downhole Ecuador Cia. Ltda.	Ecuador
NOV Downhole Eurasia Limited	United Kingdom
NOV Downhole Europe B.V.	Netherlands
NOV Downhole Germany GmbH	Germany
NOV Downhole Italia S.R.L.	Italy
NOV Downhole Kazakhstan, LLC	Delaware
NOV Downhole Norway, LLC	Delaware
NOV Downhole Pty Ltd	Australia
NOV Downhole Romania, LLC	Delaware

State or Country of
Name	Incorporation

NOV EAST BV	Netherlands
NOV EU Acquisition SNC	France
NOV European Holding LLC	Delaware
NOV Expatriate Services, Inc.	Delaware
NOV Fiber Glass Systems Fabricacao De Tubos E Conexoes Ltda	Brazil
NOV GEO GP LLC	Delaware
NOV GEO LP1 CV	Netherlands
NOV Ghana Limited	Ghana
NOV GP HOLDING LLC	Delaware
NOV Holding Germany GmbH & Co KG	Germany
NOV Holding Germany Management GmbH	Germany
NOV Holdings BV	Netherlands
NOV India Private Limited	India
NOV International Holding BV	Netherlands
NOV Korea Holding Co., Ltd.	Korea, Republic of
NOV Mexico Holding LLC	Delaware
NOV Oilfield Services Vostok LLC	Russian Federation
NOV Rigstore, Inc.	Delaware
NOV Sara India Private Limited	India
NOV Services Ltd.	Cayman Islands
NOV Servicios De Personal Mexico, S. De R.L. De C.V.	Mexico
NOV Tuboscope Italia S.r.l.	Italy
NOV Tuboscope Middle East LLC	United Arab Emirates
NOV TVI LLC	Delaware
NOV UK Finance Limited	United Kingdom
NOV UK HOLDINGS LIMITED	United Kingdom
NOV UK Korea LP	United Kingdom
NOV West BV	Netherlands
NOV Worldwide CV	Netherlands
NOV-BLM SAS	France
NOV-Fabtech FZCO	United Arab Emirates
NOW (Asia), Inc.	Mauritius
NOW (Barbados) SRL	Barbados
NOW Canada, L.P.	Alberta
NOW Downhole Tools, Inc.	Delaware
NOW International LLC	Delaware
NOW International Nova Scotia Company	Nova Scotia
NOW Nova Scotia Holdings LLC	Delaware
NOW Oilfield Services, LLC	Delaware
NQL (Illinois) Inc.	Illinois
NQL (US) Inc.	Delaware
NQL Energy Services (Barbados) Ltd.	Barbados
NQL Energy Services US, Inc.	Texas
NQL Finance, L.L.C.	Delaware
NQL Holland B.V.	Netherlands
P&T Servicios Petroleros, C.A.	Venezuela
PESA Holding Pte Ltd.	Singapore
Pesaka Inspection Services SDN.BHD.	Malaysia
Prescott Drilling Motors, Inc.	Louisiana
Pressure Control Engineering Limited	United Kingdom
Pridecomex Holding, S.A. de C.V.	Mexico
Procon Engineering Ltd.	United Kingdom

State or Country of
Name	Incorporation

PT H-Tech Oilfield Equipment	Indonesia
PT National Oilwell Varco	Indonesia
Quality Tubing FSC	Virgin Islands (British)
Quality Tubing SA	Venezuela
Recovery Systems Limited	United Kingdom
Reed Hycalog International Limited	United Kingdom
ReedHycalog Algeria Servies EURL	Algeria
ReedHycalog Angola, LLC	Delaware
ReedHycalog Azerbaijan, LLC	Delaware
ReedHycalog Cameroon, LLC	Delaware
ReedHycalog CIS, LLC	Delaware
ReedHycalog Coring Services International, Inc.	Delaware
Reed-Hycalog de Mexico, S de R.L. de C.V.	Mexico
ReedHycalog India Private Limited	India
ReedHycalog International Holding, LLC	Delaware
Reed-Hycalog Services de Mexico S. de R.L. de C.V.	Mexico
Reed-Hycalog Singapore Partnership	Singapore
Reed-Hycalog UK Holdings, LLP	United Kingdom
ReedHycalog UK Ltd	Ireland
ReedHycalog, L.P.	Delaware
ReedHycalog, LLC	Delaware
Rig Technology Limited	United Kingdom
Russell Sub-Surface Systems, Ltd.	United Kingdom
S.S.R. (International) Limited	United Kingdom
Screen Manufacturing Co. Ltd.	Trinidad and Tobago
Servicios Tubulares TT, S.A. de C.V.	Mexico
Shaffer India Private Limited	India
Smart Screen Systems, Inc.	Minnesota
Soil Recovery A/S	Denmark
South Seas Inspection (S) PTE LTD	Singapore
Specialty Tools Limited	United Kingdom
Star Fiberglass Harbin Co., Ltd.	China
STAR Sudamtex Tubulares S.A. (Joint Venture)	Venezuela
Stork MSW S.A.	Argentina
STS Products Inc.	Delaware
TA Industries, Inc.	Delaware
The Brandt Company (U.K.) Limited	United Kingdom
The Brandt Company de Argentina S.A.	Argentina
Tianjin Grant Prideco TPCO Oilfield Products Co., Ltd.	China
Tianjin Grant TPCO Drilling Tools Company Limited	China
Transducer Systems Ltd.	United Kingdom
TS&M Supply	Alberta
TS&M Supply — Ontario	Ontario
TS&M Technical Sales & Maintenance Company	Nova Scotia
Tube-Alloy Capital Corporation	Texas
Tube-Kote, Inc.	Texas
Tubo-FGS, L.L.C.	Delaware
Tuboscope & Co. LLC	Oman
Tuboscope (Holding U.S.) LLC	Delaware
Tuboscope Brandt de Venezuela S.A.	Venezuela
Tuboscope Far East Australia Br.	Australia
Tuboscope Holdings Limited	United Kingdom

State or Country of
Name	Incorporation

Tuboscope MECL (Trinidad) Ltd.	Trinidad and Tobago
Tuboscope Norge AS	Norway
Tuboscope Pipeline Services Inc.	Texas
Tuboscope Pipeline Services Limited	United Kingdom
Tuboscope Services, L.L.C.	Delaware
Tuboscope Servicios de Bolivia S.A.	Bolivia
Tuboscope Vetco (Deutschland) GmbH	Germany
Tuboscope Vetco (France) SAS	France
Tuboscope Vetco (Osterreich) GmbH	Austria
Tuboscope Vetco (Panama) Inc.	Panama
Tuboscope Vetco (U.K.) Limited	United Kingdom
Tuboscope Vetco Canada ULC	Alberta
Tuboscope Vetco Capital Limited	United Kingdom
Tuboscope Vetco de Argentina S.A.	Argentina
Tuboscope Vetco Mexico, S.A. de C.V.	Mexico
Tuboscope Vetco Moscow	Russian Federation
Tuboscope Vetco Nigeria Limited	Nigeria
Tucom Composites Polyester Sanayi Ticaret Ltd.	Turkey
TVI Holdings, L.L.C.	Delaware
V.O.F. National Oilwell Varco	Netherlands
Varco (UK) Limited	United Kingdom
Varco Al Mansoori Services Company LLC	United Arab Emirates
Varco BJ BV	Netherlands
Varco BJ FSC Inc	Barbados
Varco Canada ULC	Alberta
Varco CIS	Russian Federation
Varco do Brasil Ltda.	Brazil
Varco Drilling Equipment do Brasil Ltda.	Brazil
Varco Holdings Canada ULC	Alberta
Varco I/P, Inc.	Delaware
Varco International de Venezuela, C.A.	Venezuela
Varco International do Brasil Equipamentos e Servicos Ltda.	Brazil
Varco International Inc. Pte. Ltd.	Singapore
Varco Norge AS	Norway
Varco Sara (India) Private Limited	India
Varco UK Acquisitions Limited	United Kingdom
Varco US Canada Holding Inc.	Alberta
Varco US Finance, Inc.	Delaware
Varco US Holdings LLC	Delaware
Varco, L.P.	Delaware
Vector Oil Tool ULC	Alberta
Venwell International Inc. (Trinidad Branch)	Texas
Vetco Coating GmbH	Germany
Vetco Enterprise GmbH	Switzerland
Vetco Pipeline Services Ltd.	Alberta
Vetco Pipeline Services, Inc.	Texas
Vetco Saudi Arabia Ltd.	Saudi Arabia
Vetco Services Sendirian Berhad	Brunei Darussalam
Vetco Technology GmbH	Germany
Voest Alpine Middle East Free Zone Establishment	Austria
Voest Alpine Tubulars Gmbh	Austria
Voest Alpine Tubulars GmbH & Co KG	Austria

State or Country of
Name	Incorporation

VON Holland Cooperaief U.A.	Netherlands
Woolley, Inc.	Texas
XL Systems Antilles, N.V.	Netherlands
XL Systems Europe B.V.	Netherlands
XL Systems International, Inc.	Delaware
XL Systems, L.P.	Texas
XST Holdings, Inc.	Texas